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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated December 5, 1997 included in RMH Teleservices, Inc.'s Form 10-K for the fiscal year ended September 30, 1997 and to all references to our Firm included in this registration statement.



                              ARTHUR ANDERSON LLP



Philadelphia, Pennsylvania
July 8, 1998